SUPPLEMENT DATED MARCH 26, 2020 TO
THE PROSPECTUSES DATED MAY 1, 2019, SEPTEMBER 1, 2019, DECEMBER 2, 2019 AND
JANUARY 31, 2020, as each may be supplemented,
OF VANECK VECTORS ETF TRUST

This Supplement updates certain information contained in the above-dated Prospectuses with respect to each of the series (the “Funds”) constituting VanEck Vectors® ETF Trust (the “Trust”). You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective immediately, the following is added to the end of the “Index Providers” or “Index Provider” section, as applicable, of each Prospectus:

An Index Provider may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion.

Please retain this supplement for future reference.